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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): April 21, 1994

                             LEHMAN BROTHERS INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                   1-6817                             13-2518466
           (Commission File Number)         (IRS Employer Identification No.)

           3 World Financial Center
             New York, New York                         10285
           (Address of principal                      (Zip Code)
             executive offices)

                   Registrant's telephone number, including
                          area code: (212) 298-2000

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ITEM 5.   OTHER EVENTS.


FIRST QUARTER 1994 EARNINGS

         Filed herewith is the preliminary and unaudited Consolidated Statement of Operations of Lehman Brothers Inc. ("the Company"), for the quarter ended March 31, 1994, which will be superseded by information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994. All adjustments which are, in the opinion of management, necessary for a fair presentation of the Consolidated Statement of Operations for the periods presented have been included. Certain amounts for first quarter 1993 reflect reclassifications to conform to the current period's presentation.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)     Exhibits

                 The following Exhibit is filed as a part of this Report.


                          99    Consolidated Statement of Operations
                                (Three Months Ended March 31, 1994)
                                (Preliminary and Unaudited)


         The Exhibit Index to this Report is incorporated herein by reference.





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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LEHMAN BROTHERS INC.




                                      BY:    /S/ ROBERT MATZA
                                           ------------------
                                             ROBERT MATZA
                                             CHIEF FINANCIAL OFFICER


DATE: MAY 3, 1994





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                                 EXHIBIT INDEX


Exhibit No.                           Exhibit
- - - -----------                           -------
Exhibit 99                            Consolidated Statement of Operations
                                      (Three Months Ended March 31, 1994)
                                      (Preliminary and Unaudited)





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